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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549



                                   FORM 8-K

                                CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934




       Date of Report (date of earliest event reported): April 26, 2001

                              AGL RESOURCES INC.
              (Exact Name of Registrant as Specified in Charter)



          Georgia                         1-14174                58-2210952
(State or Other Jurisdiction      (Commission File No.)        (IRS Employer
 of Incorporation)                                           Identification No.)



   817 West Peachtree Street, NW, 10th Floor, Atlanta, Georgia      30308
            (Address of Principal Executive Offices)              (Zip Code)



                                 (404) 584-9470
             (Registrant's telephone number, including area code)


                                Not Applicable
         (Former name or former address, if changed since last report)
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Item 5.        Other Events

     See the press release attached hereto as Exhibit 99.1.

Item 7.        Financial Statements, Pro Forma Financial Information and
               Exhibits

(c)  Exhibits.


Exhibit
Number               Description
------               -----------

99.1      Press Release, dated April 26, 2001

                                       2
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                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                 AGL RESOURCES INC.
                                 (Registrant)


                                 /s/ Paul R. Shlanta
                                 ____________________________
                                 Paul R. Shlanta
                                 Senior Vice President and General Counsel


Date: April 27, 2001

                                       3
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                                 EXHIBIT INDEX

Exhibit No.              Description
----------               ------------
  99.1                   Press Release, dated April 26, 2001